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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CARDIOTECH INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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CARDIOTECH INTERNATIONAL, INC.
229 Andover Street
Wilmington, MA 01887
http://www.cardiotech-inc.com
general-info@cardiotech-inc.com

August 2, 2004

To the Stockholders of CardioTech International, Inc.:

        CardioTech International, Inc. (the "Company") is pleased to send you the enclosed notice of the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. (EST) Thursday September 9, 2004 at the office of the Company located at 229 Andover Street, Wilmington, MA 01887. Ordinary annual meeting business will be transacted at the Meeting, including the election of three directors and the approval of an amendment to the CardioTech International, Inc. 2003 Stock Option Plan.

        Please review the Company's enclosed Proxy Statement and Annual Report on Form 10-KSB carefully. If you have any questions regarding this material, please do not hesitate to call me at (978) 657-0075.

                      Sincerely yours,

                      Michael Szycher, Ph.D., MBA
                      Chairman and
                      Chief Executive Officer
                      CardioTech International, Inc.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

CARDIOTECH INTERNATIONAL, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

229 Andover Street
Wilmington, MA 01887

To be held on September 9, 2004

        The Annual Meeting of Stockholders (the "Meeting") of CardioTech International, Inc. (the "Company") will be held Thursday September 9, 2004, at 10:00 a.m. (EST) at the office of the Company located at 229 Andover Street, Wilmington, MA 01887, for the following purposes:

  1.
  To elect three (3) directors to hold office until their successors shall be elected and shall have qualified;

  2.
  To approve an amendment to the CardioTech International, Inc. 2003 Stock Option Plan;

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board has fixed the close of business on July 27, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting and only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting.

        Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Meeting even though you previously submitted a proxy card.

                      BY ORDER OF THE BOARD OF DIRECTORS
                      CARDIOTECH INTERNATIONAL, INC.
                      Michael Adams
                      Clerk

Wilmington, Massachusetts
August 2, 2004

CARDIOTECH INTERNATIONAL, INC.
229 Andover Street
Wilmington, Massachusetts 01887
(978) 657-0075

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
to be held September 9, 2004

INTRODUCTION

The Annual Meeting of Stockholders

        This proxy statement (the "Proxy Statement") is being furnished to holders of shares of common stock, $.01 par value (the "Common Stock") of CardioTech International, Inc., a Massachusetts corporation ("CardioTech" or the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the office of the Company located 229 Andover Street, Wilmington, MA 01887 on September 9, 2004 at 10:00 a.m. (EST), and at any adjournment or adjournments thereof.

Matters to be Considered at the Meeting

        At the Meeting, stockholders will be acting upon the following matters: (i) to elect three (3) directors to hold office until their successors shall be elected and shall have been duly qualified; (ii) to approve an amendment to the CardioTech International, Inc. 2003 Stock Option Plan; and (iii) to transact such other business as may properly come before the meeting or any adjournment thereof.

Recommendations of the Board of Directors

        THE BOARD UNANIMOUSLY RECOMMENDS ADOPTION OF ALL THE MATTERS TO BE SUBMITTED TO THE STOCKHOLDERS AT THE MEETING.

Beneficial Ownership of Securities and Voting Rights

        As of the close of business on July 27, 2004, the record date for the Meeting, there were outstanding 17,666,384 shares of Common Stock. The Company has no other shares of capital stock issued and outstanding. For more information about the Company's authorized and outstanding capital stock, see "Principal Stockholders."

Proxies; Votes Required

        A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Clerk of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications, in favor of (i) the election of the nominees for director listed herein, (ii) the amendment to the

Company's 2003 Stock Option Plan, and (iii) with respect to any other business which may properly come before the Meeting, in the discretion of the named proxies.

        Proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum for such proposals. The expected date of the first mailing of this proxy statement and the enclosed proxy is estimated to be August 2, 2004.

        This proxy is solicited by the Board of Directors of CardioTech International, Inc. will be voted as directed, if no choice is indicated, it will be voted "FOR" all items and in the discretion of the proxies as to any other matter which may properly come before this meeting.

        The affirmative vote of a plurality of the shares of the Company's Common Stock voting at the Meeting, in person or by proxy, is required for the election of the members of the Board. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting at the Meeting in person or by proxy is required for the approval of the amendment to the Company's 2003 Stock Option Plan.

        Shares of the Company's Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. With respect to the required vote on any particular matter, abstentions will be treated as votes cast or shares present and represented.

ELECTION OF DIRECTORS
Proposal 1

Introduction

        Pursuant to Section 50A of Chapter 156B of the Massachusetts General Laws, the Board is currently divided into three (3) classes having staggered terms of three (3) years each. Under Section 50A, the Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof. The Board has fixed at two (2) the number of Class II directors to be elected at the Meeting. The Board has fixed at one (1) the number of Class III directors to be elected at the Meeting. At the Meeting, the stockholders will be asked to elect Mr. Michael L. Barretti and Mr. William J. O'Neill, Jr. as Class II directors to serve in such capacity until the 2007 Annual Meeting and until their successors are duly elected and qualified. In addition, at the Meeting, the stockholders will be asked to elect Mr. Jeremiah E. Dorsey as a Class III director to serve in such capacity until the 2005 Annual Meeting and until his successor is duly elected and qualified.

        It is the intention of the persons named in the enclosed proxy to vote to elect the nominees named above one of which is an incumbent director and each of whom has consented to serve if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Nominees and Directors

        The directors and Nominees of the Company are as follows:

Name	Age	Class	Position(s) Held
Michael Szycher	66	III	Chairman, Chief Executive Officer and Treasurer
Michael L. Barretti	59	II	Nominee for Director*
Michael Adams	48	I	Director and Clerk
Anthony J. Armini	66	I	Director
Jeremiah E. Dorsey	59	III	Nominee for Director*
William J. O'Neill, Jr.	61	II	Nominee for Director*

*
Nominee for election as a director at this Meeting.

        There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.

Business Experience

Nominee to Serve as a Director for a Term Expiring At The
2007 Annual Meeting (Class II Director)

        Mr. Barretti is the executive in residence and professor of marketing at Suffolk University in Boston. Mr. Barretti has been the President of Cool Laser Optics, Inc., a company which commercializes optical technology specific to the medical laser industry, since July 1996. From September 1994 to July 1996, Mr. Barretti was Vice President of Marketing for Cynosure, Inc., a manufacturer of medical and scientific lasers. From June 1987 to September 1994, Mr. Barretti was a principal and served as Chief Executive Officer of NorthFleet Management Group, a marketing management firm serving the international medical device industry. From January 1991 to May 1994, Mr. Barretti also acted as President of Derma-Lase, Inc., the U.S. subsidiary of a Glasgow, Scotland supplier of solid-state laser technologies to the medical field. Mr. Barretti has been a director of the Company since January 1998.

Nominee to Serve as a Director for a Term Expiring At The
2007 Annual Meeting (Class II Director)

        Mr. William J. O'Neill, Jr. is currently the Dean of the Frank Sawyer School of Management at Suffolk University in Boston, Massachusetts. Prior to this appointment, Mr. O'Neill spent thirty years (1969-1999) with the Polaroid Corporation, where he held the positions of Executive Vice President of the Corporation, President of Corporate Business Development, and Chief Financial Officer. He was also Senior Financial Analyst at Ford Motor Company.

        Mr. O'Neill was a Trustee at the Dana Farber Cancer Institute, and is currently a member of the Massachusetts Bar Association, a member of the Board of Directors of the Greater Boston Chamber of Commerce, and serves on the Board of Directors of Concord Camera. He earned a BA at Boston College in mathematics, a MBA in finance from Wayne State University, and a JD from Suffolk University law School.

Nominee to Serve as a Director for a Term Expiring At The
2005 Annual Meeting (Class III Director)

        Jeremiah E. Dorsey retired in 2002. From 1992 to 2002, Mr. Dorsey was President and Chief Operating Officer of The West Company (Lionville, PA), a leading supplier of components to the pharmaceutical, medical device and dental businesses. From 1990 to 1992, Mr. Dorsey was President and Chief Executive Officer of Foster Medical (Waltham, MA), a supplier of hospital equipment. From 1988 to 1990, he was President of Towles Housewares Company (Newburyport, MA), and Vice President and Board Member of J&J Dental Products Company (East Windor, NJ), a world leader in composite materials, dental amalgams, cleaning and polishing products.

Director for a Term Expiring At The
2005 Annual Meeting (Class III Director)

        Dr. Szycher, Ph.D., has been Chairman of the Board, Chief Executive Officer and Treasurer of the Company since June 1996. From October 1989 until joining the Company in June 1996, Dr. Szycher served as Chairman of PolyMedica Industries, Inc. ("PMI") and Chief Executive Officer of PMI from November 1990 to June 1996, and as a director of PMI from its inception until June 1996. Dr. Szycher is also a director of Implant Sciences Corporation.

        Dr. Szycher is a recognized international authority on polyurethanes and blood compatible polymers. Author of over eighty original research articles. Pivotal force in the creation of the Medical Plastics Division of the SPE. He is the Editor of five books, "Biocompatible Polymers, Metals and Composites;" "Synthetic Biomedical Polymers;" "Blood Compatible Materials and Devices: Perspectives Towards the 21st Century;" High Performance Biomaterials: A Comprehensive Guide to Medical/Pharmaceutical Applications;" and "Szycher's Dictionary of Biomaterials and Medical Devices", and the acclaimed "Szycher's Dictionary of Medical Devices". He is also Editor-In-Chief of the quarterly Journal of Biomaterials Applications.

Directors for a Term Expiring
At The 2006 Annual Meeting (Class I Directors)

        Mr. Adams is the Vice President of PLC Systems, Inc. Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc. ("Assurance Medical"). Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of the Company from June 1998 to May 1999.

From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation. Mr. Adams has been a director of CardioTech since May 1999.

        Dr. Anthony J. Armini, Ph.D., has been the President, Chief Executive Officer, and Chairman of the Board of Directors of Implant Science Corporation since 1984. From 1972 to 1984, prior to founding Implant Sciences, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of eleven patents, fifteen patents pending and fourteen publications in the field of implant technology. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and fifteen years experience with ion implantation in the medical and semiconductor fields. Dr. Armini has been a director of CardioTech since August 2000.

Certain Relationships and Related Transactions

        The above-named nominees and directors have indicated that neither they nor any of their respective affiliates has any relationship with the Company that is required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, except for the transactions referred to below.

        In December 1998, certain executive officers of the Company purchased, in the aggregate, 160,000 units as part of the Fechtor Detwiler 1998 private placement offering of the Company's common stock and warrants exercisable until December 15, 2003 to purchase the Company's common stock. A note in the aggregate principal amount of $200,000 issued by these officers to the Company funded the purchase of the units. The terms of the note provide for each executive to repay the note with interest at 4.25% per annum, within five years. The promissory notes, which are full recourse against the maker with respect to any amount due under the promissory notes, were secured by the common stock and warrants underlying the units. The principal balance outstanding of $150,000 was due on December 15, 2003. The Company received notification from a former officer and a current board member of their intention to exercise the warrants prior to December 15, 2003. Their payments for the exercise of the warrants were received after the December 15, 2003 expiration date, however the Company allowed for the exercise of those warrants. This effective modification of the warrants resulted in a non-cash compensation expense of $344,000. In applying generally accepted accounting principles (GAAP), the acceptance of the late payments on the warrant exercise represents a modification of the award and is treated as if a new award was granted on the date of modification. The intrinsic value of the awards on the date of the modification was recorded as non-cash compensation expense.

        In July 1999, Dermaphylyx International, Inc., a related party, was formed by certain affiliates of CardioTech, including Michael Adams, Michael Barretti, and Michael Szycher, to develop advanced wound healing products. Dermaphylyx was merged into CardioTech International, Inc., pursuant to which it became a wholly owned subsidiary of CardioTech. Due to CardioTech's controlling financial interest, Dermaphylyx has been consolidated in the financial statements of CardioTech as of December 31, 2003. Prior to December 31, 2003, the operations and total assets of Dermaphylyx were not material to CardioTech. Since July 1999, the year Dermaphylyx was incorporated, all development expenses have been paid by CardioTech International, Inc.

        Upon the merger, the current shareholders of Dermaphylyx received 3,827 shares of common stock of CardioTech valued at the net book value of Dermaphylyx International, Inc., as of December 31, 2003, which was approximately $21,000.

Director Independence

        The Board of Directors has adopted director independence guidelines that are consistent with the definitions of "independence" set forth in Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3 under the Securities Exchange Act of 1934 and AMEX listing standards. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that, each of the Company's non-management directors qualifies as "independent" under AMEX listing standards.

Committees; Attendance

        Meeting Attendance. During the fiscal year ended March 31, 2004, there were five (5) meetings of the Board. The various committees of the Board also met a total of six (6) times during fiscal 2004. Each director attended in excess of 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2004. In addition, from time to time, the members of the Board and its committees acted by unanimous written consent pursuant to Massachusetts law.

        In May 2004 Dr. William E. Cohn resigned as a member of the Board for personal reasons and indicated no disagreements or disputes with management or the Board of Directors. In May 2004 the Board of Directors elected Mr. Jeremiah Dorsey and Mr. William J. O'Neill, Jr. to fill vacant board seats.

Audit Committee.

        The Board has designated from among its members an Audit Committee, which consisted of Mr. Michael Barretti (former Chairman), Mr. Anthony Armini and Mr. Michael Adams. Effective in May 2004, Mr. O'Neill (current Chairman) replaced Mr. Adams. Mr. Barretti, Mr. Armini and Mr. O'Neill are independent members. The Audit Committee has the responsibility to ascertain that the Company's financial statements reflect fairly the financial condition and operating results of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends the independent auditors to the Board, reviews the scope of the audit functions of the independent auditors and reviews the audit reports. The Audit Committee held a meeting each quarter during fiscal 2004. The responsibilities of the Audit Committee are outlined in a written charter, which is included as Appendix A of the Proxy Statement.

        During fiscal 2004 the Company did not have a financial expert serving on the audit committee, however, effective May of 2004, Mr. William J. O'Neill, Jr. has joined the Board and the audit committee. Mr. O'Neill is independent and meets the requirements to qualify as a financial expert.

        The Company has adopted a code of ethics that applies to its chief executive officer, chief financial officer, and vice president of finance. The code of ethics is posted on the Company's website, the address of which is www.cardiotech-inc.com. The Company intends to include on its website any amendments to, or waivers from, a provision of its code of ethics that applies to the Company's chief executive officer, chief financial officer, or vice president of finance that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Compensation and Stock Option Committee

        The Compensation and Stock Option Committee, which met four (4) times during fiscal 2004, had two members, Mr. Adams (Chairman) and Mr. Barretti. Effective May 2004, Mr. Dorsey joined the committee. The Compensation and Stock Option Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation and Stock Option Committee administers the 1996 Plan and the 2003 Plan.

        Nominating Committee.    The Nominating Committee, which was established in March 1998 and did not meet in fiscal 2004, has three members, Mr. Dorsey (current Chairman), Mr. Armini, and Mr. Adams. The Nominating Committee nominates individuals to serve on the Board. The Nominating Committee considers nominees recommended by Stockholders. The Nominating Committee does not have a written charter. All Nominating Committee Members are independent members.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. In addition, under Section 16(a), trusts for which a reporting person is a trustee and a beneficiary (or for which a member of his immediate family is a beneficiary) may have a separate reporting obligation with regard to ownership of the Common Stock and other equity securities of the Company. Such reporting persons are required by rules of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than ten percent (10%) beneficial stockholders, the Company believes that during the year ended March 31, 2004, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

Directors' Compensation

        The Company's policy is to pay $1,500 per diem compensation to members of the Board for attendance at Board meetings. The chairman of the Audit Committee will also receive $1,500 for each special meeting with the Company's Principal Accountants. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board.

        Directors are eligible to participate in the 1996 and 2003 Plans. In fiscal 2004, the Company granted each Director an option to purchase 10,000 shares of the Company's Common Stock and additional 2,500 shares to chairmen of committees. In fiscal 2005, the Company granted the chairman of the Audit Committee an option to purchase 50,000 shares. Additionally, in fiscal 2005, one board member elected to receive stock options to purchase 5,000 shares for each Board meeting attended in fiscal 2005 in lieu of per diem compensation.

MANAGEMENT

        The following table contains the names, positions and ages of the executive officers of the Company who are not directors:

Name	Age	Position(s) Held
Douglas E. Whittaker	53	President of Gish Biomedical, Inc.
Leslie M. Taeger	54	Chief Financial Officer
Thomas F. Lovett	49	Vice President of Finance
Liann Johnson	44	General Manager of Catheter and Disposables Technology

        Mr. Whittaker joined Gish in July 2000 as Director of Worldwide Sales. Mr. Whittaker accepted the position of the President of Gish in April 2003. Prior to joining Gish, Mr. Whittaker was employed for more than 18 years by Sorin Biomedica and its predecessor, Shiley Inc., a subsidiary of Pfizer, Inc. He was most recently Western Division Sales Manager, a position held since 1995.

        Mr. Taeger became Chief Financial Officer of the Company in February 2004, and has been Chief Financial Officer of Gish since September 2000. Prior to joining Gish, Mr. Taeger was employed for more than five years as Chief Financial Officer of Cartwright Electronics, Inc., a division of Meggitt, PLC. Mr. Taeger is a CPA in the state of California and received a BS in Accounting from California State University at Fullerton.

        Mr. Lovett has been the Corporate Controller of CardioTech since August 2000 and Vice President of Finance since May 2003. From 1992 until joining CardioTech, Mr. Lovett served in the capacities of Controller and Cost Accounting Manager at Cynosure, Inc. Additionally, Mr. Lovett served in a number of capacities, including Cost Accounting Manager, for Candela Laser Company from 1983 to 1992. Mr. Lovett holds a BS degree in Accounting from Northeastern University.

        Ms. Johnson has been the General Manager of Catheter and Disposables Technology since the Company acquired it in March 2001. From October 2000 until March 2001, Ms. Johnson served as director of new business development for Catheter and Disposables Technology, a subsidiary of Colorado Medtech Inc. From January until October 2000, Ms. Johnson served as research director for Teltech Resource Network Corporation. From June 1999 until January 2000, Ms. Johnson served as a field representative for GE Financial Assurance. Ms. Johnson served in a number of capacities with Pfizer Inc. from 1984-1999.

EXECUTIVE COMPENSATION

        Summary Compensation Table:    The following table sets forth the aggregate compensation for services rendered in all capacities during the fiscal years ended March 31, 2004, 2003, and 2002 of all persons serving as Chief Executive Officer and all other executive officers whose salary and bonus exceed $100,000 (the "Named Executive Officers").

					Long Term Compensation
	Annual Compensation
Name and Principal Position							Restricted Stock Award	Securities Underlying Options(#)	All Other Compensation(1)
	Year	Salary			Bonus
Michael Szycher, Ph.D, MBA Chairman, CEO and Treasurer	2004 2003 2002	$ $ $	325,000 325,000 261,777			$0 35,000	$55,200	1,017,330 625,000	$ $ $	8,092 2,955 1,218
Liann Johnson General Manager of Catheter and Disposables Technology	2004 2003 2002	$ $	113,760 107,529 *	(2)		0		100,000 100,000	$ $	1,353 1,776
Douglas E. Whittaker President of Gish	2004 2003	$ $	147,239 131,060			0		150,000	$ $	250 250
Leslie M. Taeger CFO	2004 2003	$ $	143,507 150,470		$ $	15,000 50,000		100,000	$ $	250 250
Thomas F. Lovett Vice President of Finance	2004 2003		$92,000 *	(2)			$18,400	100,000	$ $	1,353 1,776

(1)
Includes premiums paid by the Company for long term disability insurance and term life insurance. Premiums paid in fiscal 2004 for short and long term disability insurance and life insurance, respectively, were $885 and $960 for Dr. Szycher and $873 and $480 for Liann Johnson. Personal use of leased car for Dr. Szycher was $6,247 and $1,737 respectively.

(2)
Less than 100,000 Annual

        The Company has entered into an employment agreement (the "Employment Agreement") with Dr. Michael Szycher, pursuant to which said individual serves as Chief Executive Officer of the Company. Pursuant to the terms of the Employment Agreement, Dr. Szycher is to receive an annual base salary of Three Hundred and Twenty Five Thousand ($325,000) dollars. Dr. Szycher's salary will be reviewed annually by the Board. Additionally, Dr. Szycher may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation and Stock Option Committee of the Board.

        The initial term of the Employment Agreement by and between the Company and Dr. Szycher is set to expire on December 31, 2004. After such time, the term of the Employment Agreement will be deemed to continue on a month-to-month basis if not expressly extended while Dr. Szycher remains employed by the Company. Dr. Szycher and CardioTech each have the right to terminate the Employment Agreement at any time, with or without cause (as defined in the Employment Agreement), upon thirty (30) days prior written notice. In the event that CardioTech terminates the applicable Employment Agreement without cause, or Dr. Szycher terminates his employment for good reason following a change in control (as such terms are defined in the Employment Agreement) or CardioTech fails to renew the Employment Agreement within two (2) years following the occurrence of a change in control, Dr. Szycher will be entitled to receive severance equal to 2.99 times his annual base salary at termination. In such event, Dr. Szycher will be bound by a noncompete covenant for one (1) year following termination of his employment.

        The following table sets forth information regarding each stock option granted during the fiscal year ended March 31, 2004 to each of the named executive officers.

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date
Michael Szycher, Ph.D.(2)	1,017,330	48.9%	$0.92	4/10/2013
Liann Johnson	100,000	4.8%	$4.04	7/30/2013
Douglas E. Whittaker	150,000	7.2%	$4.04	7/30/2013
Leslie M. Taeger	100,000	4.8%	$4.04	7/30/2013
Thomas F. Lovett	100,000	4.8%	$4.04	7/30/2013

(1)
The Company granted options to purchase 2,078,330 shares of Common Stock to employees in the fiscal year ended March 31, 2004. All options were granted at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, determined by the closing price on the American Stock Exchange on the trading day immediately preceding the grant date. Options, normally vest in four approximately equal annual installments, with the initial tranche vesting on the date of grant and normally expire ten years from the date of the grant.

(2)
The executive compensation structure that the Compensation Committee approved for the Gish transaction provides an anti-dilution provision for Michael Szycher. This provision ensures that Michael Szycher's percentage of ownership (20.8%) will be the same after the Gish transaction as it was before. Upon completion of the Gish transaction, Michael Szycher was granted a fully vested stock option for 1,017,330 shares at an exercise price of $0.92. Similar grants may be awarded in future periods in connection with acquisitions or equity-based transactions

Aggregated Option Exercises in Last Fiscal year and Fiscal Year-End Option Values

        The following table provides information regarding the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by each of the named executive officers as of March 31, 2004 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

	Underlying Unexercised Options/SARs at Fiscal Year-End		Value of the Unexercised in the Money Options/SARs at Fiscal Year-End(1)		Shares Aquired on Exercise(#)	Value Realized
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael Szycher, Ph.D.	2,612,514	18,229	$9,911,668	$61,068
Liann Johnson	98,125	71,875	$263,385	$96,115	30,000	$103,800
Douglas E. Whittaker	37,500	112,500	$41,625	$124,875
Leslie M. Taeger	25,000	75,000	$27,750	$83,250
Thomas Lovett	156,875	78,125	$510,469	$107,719

(1)
The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Common Stock of $5.15, the closing sale price per share of the Common Stock as reported on the American Stock Exchange for March 31, 2004.

        On July 8, 2004, the Board of Directors accelerated the vesting of all outstanding options, such that at July 8, 2004, all outstanding options are fully vested. Accordingly, all options shown as unexercisable at March 31, 2004, are exercisable effective July 8, 2004.

Long-Term Incentive and Pension Plans

        The Company has several Salary Reduction Profit Sharing Plans ("the Plans"), established under Section 401(k) of the Internal Revenue Code, in which all employees are eligible to participate. Total Company contribution to the Plans was $27,000 in the 2004 fiscal year.

Employment Contracts, Terminations of Employment and Change in Control Arrangements

        The Company has entered into an employment agreement (the "Employment Agreement") with Dr. Michael Szycher, pursuant to which said individual serves as Chief Executive Officer of the Company. The Employment Agreement is further described in the Executive Compensation section of this Proxy statement.

Compensation Committee Interlocks and Insider Participation

        Other than Mr. Adams, no person serving on the Compensation and Stock Option Committee at any time during fiscal 2004 was a present or former officer or employee of the Company or any of its subsidiaries. During fiscal year 2004, other than Dr. Szycher, no executive officer of the Company served as a member of the board of directors or compensation and stock option committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Company's Board or Compensation and Stock Option Committee.

Indemnification of Directors and Officers

        Indemnification under CardioTech's Certificate of Incorporation and By-laws and Massachusetts Law: Massachusetts General Corporation law provides for the indemnification of directors and officers under certain conditions. CardioTech's certificate of incorporation provides for the indemnification of directors or officers, in accordance with the by-laws, to the fullest extent permitted by the Massachusetts General Corporation Law. CardioTech's by-laws also provides that CardioTech shall indemnify and hold harmless, to the fullest extent permitted by law, any person made or threatened to be made a party to any legal action by reason of the fact such person is or was a director, officer, employee or other corporate agent of CardioTech or any subsidiary or constituent corporation or served any other enterprise at the request of CardioTech, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action.

        CardioTech Directors and Officer Insurance:

The directors and officers of CardioTech are insured under a policy of directors' and officers' insurance.

Audit Committee Report

        The Board of Directors appoints an Audit Committee each year to review the Company's financial matters. The members of the Audit Committee are William J. O'Neill, Jr., Michael Barretti and Anthony Armini. In May 2004, Mr. O'Neill replaced Mr. Adams on the Audit Committee. Each member of the Company's Audit Committee meets the independence requirements set by the Securities and Exchange Commission ("SEC") and the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included as Appendix A of the Proxy Statement.

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee meets with the Company's Independent Registered Public Accountant and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the Board of Directors the selection of the Company's Independent Registered Public Accountant. The Audit Committee held a meeting each quarter during fiscal 2004. The Audit Committee members reviewed and discussed the audited financial statements for the fiscal year ending March 31, 2004 with management. The Audit Committee also discussed all the matters required to be discussed by Statement of Auditing Standard No. 61 with the Company's independent auditors, Ernst & Young LLP. The Audit Committee received the written disclosures and the letter from Ernst & Young LLP as required by Independence Standards Board Standard No. 1 and has discussed the independence of Ernst & Young LLP with representatives of such firm.

        Based on their review and the discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB filed with the SEC.

Audit Committee
William J. O'Neill, Jr. Michael L. Barretti Anthony J. Armini

Recommendation of Board of Directors

        The Board of Directors unanimously recommends a vote for the election of Mr. Barretti and Mr. O'Neill as Class II directors and Mr. Dorsey as a Class III director.

PROPOSAL 2: APPROVAL OF AN AMENDMENT OF THE
CARDIOTECH INTERNATIONAL, INC. 2003 STOCK OPTION PLAN

        On September 4, 2003, the Board of Directors adopted the CardioTech International, Inc. 2003 Stock Option Plan (the "2003 Plan") and on October 21, 2003 the 2003 Plan was approved by the stockholders of the Company. On July 8, 2004 the Board of Directors adopted an amendment to the 2003 Plan to change the definitions of "Award" and "Option" and directed that the amendment to the 2003 Plan be submitted to the holders of Common Stock of the Company for approval.

        The 2003 Plan is designed to promote and advance the long-term interest of the Company and its stockholders by enabling the Company to attract, retain and reward employees and consultants and to strengthen the mutuality of interest between participants and stockholders of the Company. The Board of Directors believes it is desirable to continue to have equity-based compensation available under an incentive plan to be used to recruit new employees and for incentives. Approval of the amendment to the 2003 Plan will increase the Company's flexibility under the 2003 Plan for equity-based compensation, allowing the Company the opportunity to issue the right to purchase stock, rather than an option to purchase stock. While the current Plan wording allows the issuance of options with an exercise period of ten (10) years or less, we believe the Amendment will allow the Company to make Awards or issue Options with shorter exercise periods, generally with a requirement to exercise within ninety (90) days or less, that will avoid the negative impact on earnings caused by fair market valuation requirements.

Following is the proposed amendment to the 2003 Plan:

To Change the definition of "Awards":

Original—"Awards" means any award or grant of Options under the Plan.

Amended—"Awards" means any award or grant of Options or the Right to purchase Stock under the Plan.

Original—"Option" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified stock Option.

Amended—"Option" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be an Incentive Stock Option, a Nonqualified stock Option or the right to purchase Stock.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends a vote for the approval of the amendment to the 2003 Stock Option Plan.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following is a summary of the fees billed to the Company by the Principal Accountant, Ernst & Young LLP for professional services rendered for the fiscal years ended March 31, 2004 and 2003. The Audit Committee considered and discussed with Ernst & Young LLP the provision of non-audit services to the Company and the compatibility of providing such services with maintaining its independence as the Company's auditor.

Fee Category	2004	2003
Audit Fees	$246,000	$218,000
Audit-Related Fees	25,000	91,000
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$271,000	$309,000

        Audit Fees.    This category consists of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports.

        Audit-Related Fees.    This category consists of fees billed for assurance and related services that are primarily related to other regulatory filings by the Company and are reasonably related to the performance of the audit or review of our financial statements and are not otherwise reported under "Audit Fees".

        Tax Fees.    This category consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions.

Audit Committee Pre-approval Policies and Procedures

        In addition to approving the engagement of the Principal Accountant to audit the Company's consolidated financial statements, it is the policy of the Committee to approve all use of the Company's Principal Accountant for non-audit services prior to any such engagement. To minimize relationships that could appear to impair objectivity of the Principal Accountant, it is the policy of the Committee to restrict the non-audit services that may be provided to the Company by the Company's Principal Accountant primarily to services that clearly would not compromise the independence of the auditor.

OTHER INFORMATION

Proxy Solicitation

        All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone.

Other Business

        The Board knows of no other matter to be presented at the meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Principal Stockholders

        The number of shares of Common Stock beneficially owned as of July 8, 2004 by the persons or entities known by management to be the beneficial owners of more than 5% of the outstanding shares, the number of shares beneficially owned by each director, each nominee for election or re-election as a director and each executive officer, the number of shares beneficially owned by all directors and officers as a group, as of the record date, as "beneficial ownership" has been defined under rules promulgated by the Securities and Exchange Commission, and the actual sole or shared voting power of such persons, as of the record date, are set forth in the following table.

        Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person, if, for example, persons share the power to vote or the power to dispose of the shares. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares, for example, upon exercise of an option or warrant, within 60 days of July 8, 2004. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person, and only such person, by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

        The percentage of beneficial ownership for the following table is based on 17,699,384 shares of CardioTech common stock outstanding as of July 8, 2004. To CardioTech's knowledge, except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

Name*	Common Stock Beneficially Owned	Percentage of Outstanding Shares
Michael Szycher(1)	3,258,466	15.9%
Michael L. Barretti(2)	260,833	1.5%
Michael Adams(3)	212,589	1.2%
Anthony Armini(4)	113,520	*
William O'Neill(5)	50,000	*
Jermiah Dorsey(6)	5,000	*
Doug Whittaker(5)	150,000	*
Leslie Taeger(6)	226,844	1.3%
Thomas F. Lovett (9)	255,000	1.4%
Liann Johnson(10)	170,000	1.0%
All executive officers and directors as a group (10 persons)(11)	4,702,252	21.4%

*
Less than 1% beneficial ownership.

(1)
Includes 2,880,743 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(2)
Includes 244,783 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(3)
Includes 212,589 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(4)
Includes 107,520 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(5)
Includes 50,000 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(6)
Includes 5,000 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(7)
Includes 150,000 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(8)
Includes 200,000 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(9)
Includes 235,000 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(10)
Includes 170,000 shares of common stock, which may be purchased within 60 days of July 8, 2004 upon the exercise of stock options and/or warrants.

(11)
See footnotes (1) through (10).

Information Concerning Auditors

        Based upon the recommendation of its Audit Committee, the Board had selected the firm of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending March 31, 2004. At this time, the Audit Committee did not make a recommendation for the auditors for fiscal year ending March 31, 2005. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire.

Deadline For Submission of Stockholder Proposals

        Stockholders may present proposals for inclusion in the 2005 Proxy Statement provided that such proposals are received by the Clerk of the Company no later than April 22, 2005, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

Additional Information

        Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2004. The Annual Report on Form 10-KSB constitutes the Company's Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934. Exhibits as referenced in Part IV, Item 13 of the Annual Report on Form 10-KSB, are not included in the Annual Report furnished to its stockholders but can be requested by contacting Tom Lovett, Vice President of Finance, CardioTech International, Inc. (978) 657-0075 (subject to payment of a specific fee).

        Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Dr. Michael Szycher, Chief Executive Officer of the Company, at (978) 657-0075.

Other Information

        Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual Director at 229 Andover Street Wilmington, MA 01887. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual Director, as appropriate, depending on the facts and circumstances outlines in the communications received. For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

APPENDIX A

Audit Committee Charter

        The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of CardioTech International, Inc. (the "Company"):

I.     Purpose

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of the Company to assist the Board in fulfilling its oversight responsibilities with respect to: (1) the integrity of the financial statements of the Company; (2) the independent auditor's qualifications and independence; (3) the performance of the Company's internal audit function and independent auditor and the audits of the Company's financial statements; (4) the adequacy of the Company's accounting and financial reporting processes and systems of internal accounting and financial controls; and (5) the Company's compliance with ethics policies and legal and regulatory requirements. The Committee will fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter. The Committee shall report to the Board with respect to such matters and initiate and/or approve appropriate changes in any or all of these areas when necessary.

II.    Committee Membership

The Committee shall consist of no fewer than two directors, each of whom shall: (1) meet the independence and experience requirements of the American Stock Exchange listing standards, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the United States Securities and Exchange Commission (the "Commission"); and (2) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules of the Commission and at least one member (who may also serve as the financial expert) shall, in the judgment of the Board, have the accounting or related financial management expertise required by the listing standards of the American Stock Exchange. All members of the Committee shall in the judgment of the Board have, at the time of his or her appointment to the Committee, a working familiarity with basic finance and accounting practices and the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

III.  Committee Authority and Responsibilities

The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. The Committee shall promptly report the approval of any permitted non-audit services to management for disclosure in the Company's periodic reports.

The Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of: (i) compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall review management's budget and plan for each fiscal year.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Committee, as required by applicable law, rules or regulations and otherwise to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review with management and the independent auditor the financial statements and disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of the Form 10-KSB), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards including matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. Recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB.

2.
Review and discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in MD&A, prior to the filing of its quarterly reports on Form 10-QSB, including the results of the independent auditor's reviews of the quarterly financial statements and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards.

3.
Prepare the report required by the rules of the Commission to be included in the Company's annual proxy statement.

4.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

5.
Review and discuss regular reports from the independent auditors on:

(a)
all critical accounting policies and practices to be used;

(b)
all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

  (c)
  other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6.
Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Committee, in its sole discretion, may delegate responsibility for these discussions to the Chairman of the Committee.

7.
Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

8.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

9.
Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

10.
Beginning with the Company's fiscal year 2005 and for fiscal years thereafter, review management's assessment of the effectiveness of the Company's internal controls as of the end of the most recent fiscal year and the independent auditor's report on management's assessment.

Oversight of the Company's Relationship with the Independent Auditor

11.
Obtain and review a report from the independent auditor at least annually regarding all relationships between the independent auditor and the Company. Evaluate the qualifications, performance, objectivity and independence of the independent auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

12.
Obtain and review the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discuss with the independent auditor the independent auditor's independence.

13.
Review with the independent auditor its policy regarding the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

14.
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15.
Meet with the independent auditor and financial management of the Company prior to the audit to discuss the planning and staffing of the audit, the scope of the prospective audit and the audit procedures to be utilized, the estimated fees therefore and such other matters pertaining to the audit as the Committee may deem appropriate. At the conclusion thereof, review the audit, including any comments or recommendations made by the independent auditor.

Oversight of the Company's Internal Audit Function (if applicable)

16.
Review the appointment and/or replacement of the firm to which the internal auditing function is outsourced.

17.
Review the internal audit function when appropriate, including the independence and authority of its reporting obligations.

18.
Review the significant reports to management prepared by the firm performing the internal auditing function and management's responses.

19.
Discuss with management the responsibilities, fees and staffing of the firm performing the internal auditing function and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

20.
Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

21.
Review and approve all related party transactions in accordance with the listing standards of the American Stock Exchange.

22.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

24.
Investigate such matters, as it deems appropriate in connection with fulfilling its duties and responsibilities.

IV.    Meetings; Reports to the Board

The Committee shall meet as often as it deems necessary, but not less frequently than quarterly. The Committee shall meet periodically with the CFO, the internal auditors (if applicable) and the independent auditor in separate executive sessions. The purpose of the meetings in executive session is for the Committee to independently receive input on: (i) the adequacy of financial and operating controls; (ii) the capabilities of financial, accounting and auditing personnel, and the sufficiency of resources devoted by the Company in the financial and accounting areas; (iii) the appropriateness of accounting principles utilized by the Company; and (iv) the level of cooperation given to both the internal and independent auditors by the Company. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall make regular reports to the Board and shall submit to the Board the minutes of all meetings of the Committee or otherwise communicate to the Board the matters discussed at each of the Committee's meetings, including any disclosures needed to be made as a result of the Committee's meetings in executive session.

V.     Limitation of Audit Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ANNUAL MEETING OF STOCKHOLDERS OF

CARDIOTECH INTERNATIONAL, INC.

October 31, 2003

PROOF #2

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

/Please detach along perforated line and mail in the envelope provided./

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOW HERE ☒
1. Election of Directors:				FOR AGAINST ABSTAIN
		NOMINEES:		2. Proposal to approve the ☐ ☐ ☐ CardioTech International, Inc. 2003 Stock Option Plan.
☐	FOR ALL NOMINEES	( ) Michael Adams ( ) Anthony Armini		In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	( ) William E. Cohn
☐	FOR ALL EXCEPT (See instructions below)			If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

  CARDIOTECH INTERNATIONAL, INC.

  78-E OLYMPIA AVENUE
  WOBURN, MASSACHUSETTS 01801
  (781) 933-4772

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Michael Szycher and Michael Barretti, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of CardioTech International, Inc. (the "Company") held of record by the undersigned on September 25, 2003 at the Annual Meeting of Stockholders to be held on October 31, 2003, and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

(Continued and to be signed on reverse side)

QuickLinks

PROXY STATEMENT
INTRODUCTION
ELECTION OF DIRECTORS Proposal 1
MANAGEMENT
EXECUTIVE COMPENSATION
PROPOSAL 2: APPROVAL OF AN AMENDMENT OF THE CARDIOTECH INTERNATIONAL, INC. 2003 STOCK OPTION PLAN
OTHER INFORMATION
  APPENDIX A
PROXY CARD